UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):  November 21, 2018

 Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

 Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
7500 College Blvd., Suite 1000, Overland Park, Kansas		66210
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Ferrellgas Partners Finance Corp.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Ferrellgas, L.P.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Ferrellgas Finance Corp.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K filed on November 28, 2018 (the “Original Form 8-K”), on November 21, 2018, each of Doran N. Schwartz, Senior Vice President, Chief Financial Officer and Treasurer, and Trenton D. Hampton, Senior Vice President and Chief Operating Officer, agreed to voluntarily terminate his employment with Ferrellgas, Inc., the general partner (the “General Partner”) of Ferrellgas Partners, L.P. (“Ferrellgas Partners”) and Ferrellgas, L.P. (collectively, “Ferrellgas”).  Also as disclosed in the Original Form 8-K, in connection with these voluntary terminations, Mr. Schwartz, Mr. Hampton and the General Partner agreed to certain separation terms that were to be reflected in definitive separation agreements to be prepared and entered into by each of Mr. Schwartz and Mr. Hampton with the General Partner.

On December 19, 2018, the General Partner, for itself and its parents, subsidiaries and affiliates, including Ferrellgas and Ferrell Companies, Inc., entered into a Separation Agreement and Release with each of Mr. Schwartz and Mr. Hampton (together, the “Separation Agreements”).  The Separation Agreements contain terms consistent with the agreed separation terms described in the Original Form 8-K.  Among other matters, the Separation Agreements provide for:

•	lump-sum cash severance payments in the amount of $690,000 for each of Mr. Schwartz and Mr. Hampton to be paid by the General Partner;
•

release by the General Partner of Mr. Schwartz and Mr. Hampton from non-competition covenants in their respective employment and equity award agreements, but not from other restrictive covenants in those agreements, including covenants related to non-solicitation of Ferrellgas employees; and

•	mutual releases from any and all existing or potential claims, subject to customary exceptions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.
By: Ferrellgas, Inc., its general partner

December 27, 2018	By:	/s/ WILLIAM E. RUISINGER
Name: William E. Ruisinger
Title: Interim Chief Financial Officer

Ferrellgas Partners Finance Corp.

December 27, 2018	By:	/s/ WILLIAM E. RUISINGER
Name: William E. Ruisinger
Title: Interim Chief Financial Officer and Sole Director

Ferrellgas, L.P.
By: Ferrellgas, Inc., its general partner

December 27, 2018	By:	/s/ WILLIAM E. RUISINGER
Name: William E. Ruisinger
Title: Interim Chief Financial Officer

Ferrellgas Finance Corp.

December 27, 2018	By:	/s/ WILLIAM E. RUISINGER
Name: William E. Ruisinger
Title: Interim Chief Financial Officer and Sole Director